                                                      PROSPECTUS - APRIL 5, 1999

Morgan Stanley Dean Witter
                                          CALIFORNIA TAX-FREE DAILY INCOME TRUST

                                 [COVER PHOTO]

                      A MONEY MARKET FUND THAT SEEKS TO PROVIDE AS HIGH A LEVEL
                         OF DAILY INCOME EXEMPT FROM FEDERAL AND CALIFORNIA
                             INCOME TAX AS IS CONSISTENT WITH STABILITY
                                     OF PRINCIPAL AND LIQUIDITY

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                  Investment Objective..................................                   1
                          Principal Investment Strategies.......................                   1
                          Principal Risks.......................................                   2
                          Past Performance......................................                   3
                          Fees and Expenses.....................................                   4
                          Fund Management.......................................                   5

Shareholder Information   Pricing Fund Shares...................................                   6
                          How to Buy Shares.....................................                   6
                          How to Exchange Shares................................                   8
                          How to Sell Shares....................................                  10
                          Distributions.........................................                  12
                          Tax Consequences......................................                  13

Financial Highlights      ......................................................                  14

Our Family of Funds       ......................................................   Inside Back Cover

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

           FUND CATEGORY
           ---------------------------
       / / Growth

       / / Growth and Income

       / / Income

       /X/ MONEY MARKET

(SIDEBAR)
MONEY MARKET
A MUTUAL FUND HAVING THE GOAL TO SELECT SECURITIES TO PROVIDE CURRENT INCOME WHILE SEEKING TO MAINTAIN A STABLE SHARE PRICE OF $1.00.
YIELD
THE FUND'S YIELD REFLECTS THE ACTUAL INCOME THE FUND PAYS TO YOU EXPRESSED AS A PERCENTAGE OF THE FUND'S SHARE PRICE. BECAUSE THE FUND'S INCOME FROM ITS PORTFOLIO SECURITIES WILL FLUCTUATE, THE INCOME IT IN TURN DISTRIBUTES TO YOU AND THE FUND'S YIELD WILL VARY.
(END SIDEBAR)

THE FUND

ICON  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
           Morgan Stanley Dean Witter California Tax-Free Daily Income Trust (the "Fund") is a money market fund that seeks to provide as high a level of daily income exempt from federal and California income tax as is consistent with stability of principal and liquidity. There is no guarantee that the Fund will achieve this objective.

ICON  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal and California income taxes. The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The Investment Manager generally invests substantially all of the Fund's assets in California municipal obligations. The interest on these investments is exempt from California state and federal income tax. The Fund may invest up to 20% of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income; see the "Tax Consequences" section of this PROSPECTUS for more details.

Municipal obligations are securities issued by state and local governments and regional government authorities. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. The general obligation securities are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, housing units, airports and highways, and schools. Included within the revenue bonds category are participations in lease obligations and installment contracts of municipalities.

The Fund has a fundamental policy of investing at least eighty percent of its assets in securities the interest on which is exempt from federal and California income tax. The fundamental policies may not be changed without shareholder approval.

ICON  PRINCIPAL RISKS
--------------------------------------------------------------------------------
           CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Fund is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. However, unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in a single state -- California -- and its municipalities. Because the Fund concentrates its investments in securities issued by California state and local governments and government authorities, the Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning California issuers' ability to pay principal and/or interest on their debt obligations; the Fund's value and yield could be adversely affected.

Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

The Investment Manager, however, actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Fund's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds, such as the Fund, to invest only in debt obligations of high quality and short-term maturities.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

           YEAR 2000. The Fund could be adversely affected if the computer systems necessary for the efficient operation of the Investment Manager, the Fund's other service providers and the markets and individual and governmental issuers in which the Fund invests do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Fund, the Investment Manager and affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.

(SIDEBAR)
ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S SHARES HAS VARIED FROM YEAR TO YEAR DURING THE PAST 10 YEARS.
AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.
(END SIDEBAR)

ICON  PAST PERFORMANCE
--------------------------------------------------------------------------------
           The bar chart and table below provide some indication of the risks of investing in the Fund. For the Fund's most recent 7-day annualized yield you may call (800) 869-NEWS. The Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989           5.70%
1990           5.04%
1991           3.77%
1992           2.37%
1993           1.78%
1994           2.17%
1995           3.04%
1996           2.68%
1997           2.83%
1998           2.54%

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.52% (quarter ended June 30, 1989) and the lowest return for a calendar quarter was 0.40% (quarter ended March 31, 1994). Year-to-date total return as of February 28, 1999 was 0.31%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)
-------------------------------------------------------------------------------
                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------
 California Tax-Free Daily Income
 Trust                                  2.54%         2.65%           3.19%
-------------------------------------------------------------------------------
 Lipper California Tax-Exempt Money
 Market Index(1)                        2.77%         3.00%           3.47%
-------------------------------------------------------------------------------

1 The Lipper California Tax-Exempt Money Market Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper California Tax-Exempt Money Market Funds objective. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.

(SIDEBAR)
ANNUAL FUND
OPERATING EXPENSES
THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998.
(END SIDEBAR)

ICON  FEES AND EXPENSES
--------------------------------------------------------------------------------
The Fund is a no-load fund. The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not impose any sales charges and does not charge account or exchange fees.


 ANNUAL FUND OPERATING
 EXPENSES
-----------------------------------------------------------------------
 Management fee                                                 0.50%
-----------------------------------------------------------------------
 Distribution and service (12b-1) fees                          0.10%
-----------------------------------------------------------------------
 Other expenses                                                 0.10%
-----------------------------------------------------------------------
 Total annual Fund operating expenses                           0.70%
-----------------------------------------------------------------------


           EXAMPLE
           This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------
                   $71       $223       $389        $868
----------------------------------------------------------

(SIDEBAR)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND TOGETHER WITH MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC., ITS WHOLLY-OWNED SUBSIDIARY, HAS MORE THAN $126.2 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF FEBRUARY 28, 1999.
(END SIDEBAR)

ICON  FUND MANAGEMENT
--------------------------------------------------------------------------------
The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 1998, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's daily net assets.

(SIDEBAR)
CONTACTING A FINANCIAL ADVISOR
IF YOU ARE NEW TO THE MORGAN STANLEY DEAN WITTER FAMILY OF FUNDS AND WOULD LIKE TO CONTACT A FINANCIAL ADVISOR, CALL (800) THE-DEAN FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY DEAN WITTER OFFICE NEAREST YOU.
YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT:
WWW.DEANWITTER.COM/FUNDS
(END SIDEBAR)

SHAREHOLDER INFORMATION

ICON  PRICING FUND SHARES
--------------------------------------------------------------------------------
           The price of Fund shares, called "net asset value," is based on the amortized cost of the Fund's portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its cost, rather than market forces.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

ICON  HOW TO BUY SHARES
--------------------------------------------------------------------------------
             You may open a new account to buy Fund shares or buy additional Fund shares for an existing account in several ways. When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your investment in proper form and accompanied by federal or other immediately available funds. You begin earning dividends the business day after the shares are purchased. We reserve the right to reject any order for the purchase of Fund shares.

MINIMUM INVESTMENT AMOUNTS
---------------------------------------------------------------------
                                              MINIMUM INVESTMENT
                                          ---------------------------
 INVESTMENT OPTIONS                          INITIAL      ADDITIONAL
---------------------------------------------------------------------
 Regular Accounts
                                              $5,000         $ 100
---------------------------------------------------------------------
 EASYINVEST-SM-
 (Automatically from your checking or
 savings account)
                                           Not Available     $ 100*
---------------------------------------------------------------------

*    Provided your schedule of investments totals $1,000 in twelve months.

                            There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, or (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services or (3) employer-sponsored employee benefit plan accounts.

 INVESTMENT
 OPTIONS            PROCEDURES
--------------------------------------------------------------------------------
 Contact Your       NEW ACCOUNTS AND SUBSEQUENT INVESTMENTS
 Financial          You may buy Fund shares by contacting your Morgan Stanley
 Advisor            Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you,
 ICON               step-by-step, with the procedures to invest in the Fund.
--------------------------------------------------------------------------------
 By Mail            NEW ACCOUNTS
                    To open a new account to buy Fund shares:
ICON
                    - Complete and sign the attached Application.
                    - Make out a check for the investment amount to: Morgan
                    Stanley Dean Witter California Tax-Free Daily Income Trust.
                    - Mail the Application and check to Morgan Stanley Dean
                    Witter Trust FSB at P.O. Box 1040, Jersey City, New Jersey
                      07303.
                    ------------------------------------------------------------
                    SUBSEQUENT INVESTMENTS
                    To buy additional shares for an existing Fund account:
                    - Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number and the social
                      security or tax identification number, and the additional
                      investment amount. The letter must be signed by the
                      account owner(s).
                    - Make out a check for the investment amount to: Morgan
                    Stanley Dean Witter California Tax-Free Daily Income Trust.
                    - Mail the letter and check to Morgan Stanley Dean Witter
                    Trust FSB at the same address as for new accounts.
--------------------------------------------------------------------------------
 By wire            NEW ACCOUNTS
                    To open a new account to buy Fund shares:
ICON
                    - Mail the attached Application, completed and signed, to
                    Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040,
                      Jersey City, New Jersey 07303.
                    - Before sending instructions by wire, call us at (800)
                    869-NEWS advising us of your purchase and to confirm we have received your Application.
                    - Wire the instructions specifying the name of the Fund and your account number, along with the additional investment
                      amount, to The Bank of New York, for credit to the account of Morgan Stanley Dean Witter Trust FSB, Harborside
                      Financial Center, Plaza Two, Jersey City, New Jersey
                      07303, Account No. 8900188413.
                    (When you buy Fund shares, wire purchase instructions
                    received by Morgan Stanley Dean Witter Trust FSB prior to
                    12:00 noon Eastern time are normally effective that day and wire purchase instructions received after 12:00 noon are
                    normally effective the next business day.)
                    ------------------------------------------------------------
                    SUBSEQUENT INVESTMENTS
                    To buy additional shares for an existing Fund account:
                    - Before sending instructions by wire, call us at (800)
                      869-NEWS advising us of your purchase.
                    - Wire the instructions specifying the name of the Fund and your account number, along with the investment amount, to
                      The Bank of New York, for credit to the account of Morgan
                      Stanley Dean Witter Trust FSB in the same manner as
                      opening an account.
                    (Also, when you buy Fund shares, wire purchase instructions received by Morgan Stanley Dean Witter Trust FSB prior to
                    12:00 noon Eastern time are normally effective that day and wire purchase instructions received after 12:00 noon are
                    normally effective the next business day.)
--------------------------------------------------------------------------------
 EASYINVESTSM       NEW ACCOUNTS
 (Automatically     This program is not available to open a new Fund account or
 from your          a new account of another Money Market Fund.
 checking or        ------------------------------------------------------------
 savings            SUBSEQUENT INVESTMENTS
 account)           EASYINVEST-SM- is a purchase plan that allows you to
                    transfer money automatically from your checking or savings account to an existing Fund account on a semi-monthly,
                    monthly or quarterly basis. Contact your Morgan Stanley Dean
                    Witter Financial Advisor or other authorized financial
                    representative for further information about this service.
ICON
--------------------------------------------------------------------------------

           ADDITIONAL PURCHASE INFORMATION. If you are a customer of Dean Witter Reynolds or another authorized dealer of Fund shares, you may upon request: (a) have the proceeds from the sale of listed securities invested in Fund shares the day after you receive the proceeds; and
           (b) pay for the purchase of certain listed securities by automatic sale of Fund shares that you own. In addition, if you are a customer of Dean Witter Reynolds or another authorized dealer of Fund shares, you may have cash balances in your securities account (which do not exceed $5,000) automatically invested in shares of the Fund on a weekly basis.

           PLAN OF DISTRIBUTION. The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ICON  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
           PERMISSIBLE FUND EXCHANGES. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Dean Witter Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of another Money Market Fund, No-Load Fund or Short-Term U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another Fund's shares with the proceeds.

See the inside back cover of this PROSPECTUS for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, FSC Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's PROSPECTUS for its designation. For purposes of exchanges, shares of FSC Funds are treated as Class A shares of a Multi-Class Fund.

An exchange privilege account also may be maintained for you if you acquired Fund shares in exchange for shares of various TCW/DW Funds.

The current PROSPECTUS for each fund describes its investment objective(s), policies and investment minimums, and should be read before investing.

           EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent - Morgan Stanley Dean Witter Trust FSB - and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
           (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. Certain services normally available to shareholders of Money Market Funds, including the check writing privilege, are not available for Money Market Fund shares you acquire in an exchange.

           TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

           EXCHANGING SHARES OF ANOTHER FUND SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). There are special considerations when you exchange shares subject to a CDSC of another Morgan Stanley Dean Witter Fund for shares of the Fund. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Fund WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into the Fund. Nevertheless, if shares subject to a CDSC are exchanged for shares of the Fund, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in the Fund up to the amount of any applicable CDSC. See the PROSPECTUS of the Fund that charges the CDSC for more details.

           FREQUENT EXCHANGES. A pattern of frequent exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. The Fund will notify you in advance of limiting your exchange privileges.

FOR FURTHER INFORMATION REGARDING EXCHANGE PRIVILEGES, YOU SHOULD CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR OR CALL (800) 869-NEWS.

ICON  HOW TO SELL SHARES
--------------------------------------------------------------------------------
           You can sell some or all of your Fund shares at any time. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

 OPTIONS            PROCEDURES
--------------------------------------------------------------------------------
 Contact your       To sell your shares, simply call your Morgan Stanley Dean
 Financial Advisor  Witter Financial Advisor or other authorized financial representative.
                    ------------------------------------------------------------
ICON
                    Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------------------------------------------------------------------
 Check-writing      You may order a supply of blank checks by requesting them on
 Option             the investment application or by contacting your Morgan
                    Stanley Dean Witter Financial Advisor.
                    ------------------------------------------------------------
ICON
                    Checks may be written in any amount not less than $500. You must sign checks exactly as their shares are registered. If the account is a joint account, the check may contain one
                    signature unless the joint owners have specified on an
                    investment application that all owners are required to sign checks. Only accounts in which no share certificates have
                    been issued are eligible for the checkwriting privilege.
                    ------------------------------------------------------------
                    Payment of check proceeds normally will be made on the next business day after we receive your check in proper form.
                    Shares purchased by check (including a certified or bank
                    cashier's check) are not normally available to cover
                    redemption checks until fifteen days after Morgan Stanley
                    Dean Witter Trust FSB receives the check used for
                    investment. A check will not be honored in an amount
                    exceeding the value of the account at the time the check is presented for payment.
--------------------------------------------------------------------------------
 By Letter          You may also sell your shares by writing a "letter of
                    instruction" that includes:
                    - your account number;
ICON
                    - the dollar amount or the number of shares you wish to
                      sell; and
                    - the signature of each owner as it appears on the account.
                    ------------------------------------------------------------
                    If you are requesting payment to anyone other than the
                    registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-
                    designated bank account, you will need a signature
                    guarantee. You can generally obtain a signature guarantee
                    from an eligible guarantor acceptable to Morgan Stanley Dean
                    Witter Trust FSB. (You should contact Morgan Stanley Dean
                    Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.)
                    A notary public CANNOT provide a signature guarantee.
                    Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Dean Witter Trust FSB at
                    P.O. Box 983, Jersey City, NJ 07303. If you hold share
                    certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
                    ------------------------------------------------------------

(SIDEBAR)
SYSTEMATIC
WITHDRAWAL PLAN
THIS PLAN ALLOWS YOU TO WITHDRAW MONEY AUTOMATICALLY FROM YOUR FUND ACCOUNT AT REGULAR INTERVALS. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR MORE DETAILS.
(END SIDEBAR)

                    OPTIONS PROCEDURES
--------------------------------------------------------------------------------
 Systematic         If your investment in all of the Morgan Stanley Dean Witter
 Withdrawal         Family of Funds has a total market value of at least
 Plan               $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on a monthly, quarterly,
                    semi-annual or annual basis, from any Fund with a
ICON
                    balance of at least $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                    ------------------------------------------------------------

                                   To sign up for the Systematic Withdrawal Plan, contact your
                                   Morgan Stanley Dean Witter Financial Advisor or call (800)
                                   869-NEWS. You may terminate or suspend your plan at any
                                   time. Please remember that withdrawals from the plan are
                                   sales of shares, not Fund "distributions," and ultimately
                                   may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                                   ------------------------------------------------------------
                                   When you sell Fund shares through the Systematic Withdrawal
                                   Plan, the shares may be subject to a contingent deferred
                                   sales charge ("CDSC") if they were obtained in exchange for shares subject to a CDSC of another Morgan Stanley Dean
                                   Witter Fund. The CDSC, however, will be waived in an amount up to 12% annually of the Fund's value, although Fund shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC.
                                   See the PROSPECTUS of the Fund that charges the CDSC for
                                   more details.
-----------------------------------------------------------------------------------------------


 By Telephone       To sell shares by telephone or wire, first complete a
 or Wire            telephone redemption application designating a bank account.
                    Redemptions for more than $1,000 will be wired to your bank
 ICON               account (your bank may charge a fee for this service). For redemptions for less than $1,000, a check will be mailed to your bank account. If you hold share certificates, you may not redeem those shares by this method. For more information or to request a telephone redemption application, call
                    Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS.
ICON
--------------------------------------------------------------------------------


           PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, payment of the sale proceeds may be delayed for the minimum time needed to verify that the check has been honored (not more than fifteen days from the time we receive the check).

           INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder whose shares, due to sales by the shareholder, have a value below $1,000. However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

           MONEY MARKET FUND AUTOMATIC SALE PROCEDURES. If you maintain a brokerage account with Dean Witter Reynolds or another authorized dealer of Fund shares, you may elect to have your Fund shares automatically sold from your account to satisfy amounts you owe as a result of purchasing securities or other transactions in your brokerage account.

If you elect to participate by notifying Dean Witter Reynolds or another authorized dealer of Fund shares, your brokerage account will be scanned each business day prior to the close of business (4:00 p.m. Eastern time). After any cash balances in the account are applied, a sufficient number of Fund shares may be sold to satisfy any amounts you are obligated to pay to Dean Witter Reynolds or another authorized dealer of fund shares. Sales will be effected on the business day before the date you are obligated to make payment, and Dean Witter Reynolds or another authorized dealer of Fund shares will receive the sale proceeds on the following day.

           EASYINVEST -SM- - AUTOMATIC REDEMPTION. You may invest in shares of certain other Morgan Stanley Dean Witter Funds by subscribing to EASYINVEST -SM-, an automatic purchase plan that provides for the automatic investment of any amount from $100 to $5,000 in shares of the specified fund. Under EASYINVEST -SM-, you may direct that a sufficient number of shares of the Fund be automatically sold and the proceeds transferred to Morgan Stanley Dean Witter Trust FSB, on a semi-monthly, monthly or quarterly basis, for investment in shares of the specified fund. Sales of your Fund shares will be made on the business day preceding the investment date and Morgan Stanley Dean Witter Trust FSB will receive the proceeds for investment on the day
(SIDEBAR)  following the sale date.
TARGETED DIVIDENDS-SM-
YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN ANOTHER MORGAN STANLEY DEAN WITTER FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
(END SIDEBAR)

           MARGIN ACCOUNTS. Certain restrictions may apply to Fund shares pledged in margin accounts with Dean Witter Reynolds or another authorized broker-dealer of Fund shares. If you hold Fund shares in this manner, please contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative for more details.

ICON  DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund passes substantially all of its earnings along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions;" the Investment Manager does not anticipate that there will be significant capital gain distributions.

The Fund declares income dividends, payable on each day the New York Stock Exchange is open for business, of all of its daily net income to shareholders of record as of the close of business the preceding business day. Capital gains, if any, are distributed periodically.

Distributions are reinvested automatically in additional shares of the Fund (rounded to the last 1/100 of a share) and automatically credited to your account unless you request in writing that distributions be paid in cash. If you elect the cash option, the Fund will reinvest the additional shares and credit your account during the month, then redeem the credited amount no later than the last business day of the month, and mail a check to you no later than seven business days after the end of the month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

ICON  TAX CONSEQUENCES
--------------------------------------------------------------------------------
           As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Your income dividend distributions are exempt from federal and California state income taxes -- to the extent they are derived from California municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and sale proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

 YEARS ENDED DECEMBER 31                            1998           1997           1996           1995         1994
---------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
---------------------------------------------------------------------------------------------------------------------
 Net income from investments operations            0.025          0.028          0.026          0.030          0.021
---------------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income        (0.025)        (0.028)        (0.026)        (0.030)        (0.021)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
---------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN                                       2.54%          2.83%          2.68%          3.04%          2.17%
---------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------------
 Expenses                                           0.70%(1)       0.72%(1)       0.72%(1)       0.75%(1)       0.72%
---------------------------------------------------------------------------------------------------------------------
 Net investment income                              2.50%          2.79%          2.63%          3.00%          2.13%
---------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands        $283,382       $287,001       $259,590       $254,376       $217,079
---------------------------------------------------------------------------------------------------------------------

(1) Does not reflect the effect of expense offset of 0.01%.

NOTES

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                                                                              15

NOTES

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16

                                                                                                                4   4   0    --
                                                                                                                for office use only

                                                                                                                     [logo]



                                                  [REMOVE APPLICATION CAREFULLY]
APPLICATION

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
Send to: Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent"), P.O. Box 1040, Jersey City, NJ 07303

INSTRUCTIONS     For assistance in completing this application,
                 telephone Morgan Stanley Dean Witter Trust FSB at
                 (800) 869-NEWS (Toll-Free).

TO REGISTER
SHARES
(please print)  1.
                  ---------------------------------------------------------------------------------------------------
                   First Name                                                 Last Name


-As joint
 tenants,
 use line 1 & 2   2.
                    ---------------------------------------------------------------------------------------------------
                    First Name                                                  Last Name
                    (Joint tenants with rights of survivorship unless otherwise specified)

                                                                     ---------------------------------------
                                                                           Social Security Number

-As custodian
 for a minor,
 use lines 1 & 3  3.
                    -------------------------------------------------------------------------------------------------
                                                               Minor's Name

                                                                     ---------------------------------------
                                                                           Minor's Social Security Number

                      Under the ___________________________ Uniform Gifts to Minors Act
                                State of Residence of Minor
-In the name of a
 corporation,       4.
 trust,               ---------------------------------------------------------------------------------------------------
 partnership
 or other                                    Name of Corporation, Trust (including trustee name(s)) or Other Organization institutional
 investors,
 use
 line 4              ---------------------------------------------------------------------------------------------------


                                                                     ---------------------------------------
                                                                           Tax Identification Number


                            If Trust, Date of Trust Instrument: _____________________________

ADDRESS              ---------------------------------------------------------------------------------------------------

                     ---------------------------------------------------------------------------------------------------
                                  City                        State                           Zip Code
TO PURCHASE
SHARES:
Minimum Initial      / / CHECK (enclosed) $________________ (Make Payable to Morgan Stanley Dean Witter
Investment:                                                                  California Tax-Free Daily Income Trust)
$5,000               / / WIRE*  On_______________           MF* _________________________________
                                       (Date)                  (Control number, this transaction)


                        --------------------------------------------------------------------------------------------------
                        Name of Bank                                                                        Branch

                        --------------------------------------------------------------------------------------------------
                        Address

                        --------------------------------------------------------------------------------------------------
                        Telephone Number

                        * For an initial investment made by wiring funds, obtain a control number by calling: (800) 869-NEWS (Toll
                          Free).
                          Your bank should wire to:
                        Bank of New York for credit to account of Morgan Stanley Dean Witter Trust FSB
                        Account Number: 8900188413

                        Re: Morgan Stanley Dean Witter California Tax-Free Daily Income Trust

                        Account Of: _____________________________________________

                                    (Investor's Account as Registered at the Transfer Agent)

                        Control or Account Number:______________________________________
                                                   (Assigned by Telephone)


                                                         OPTIONAL SERVICES


                     NOTE: If you are a current shareholder of Morgan Stanley Dean Witter California Tax-Free Daily
                     Income Trust, please indicate your fund account number here.
                        [4]   [4]   [0]  -
                                            ------------------------------
DIVIDENDS            All dividends will be reinvested daily in additional shares, unless the following option is selected:

                     / / Pay income dividends by check at the end of each month.

WRITE YOUR OWN       / / Send an initial supply of checks.
CHECK                FOR JOINT ACCOUNTS:
                     / / CHECK THIS BOX IF ALL OWNERS ARE REQUIRED TO SIGN CHECKS.

PAYMENT TO                  /  /    Morgan Stanley Dean Witter Trust FSB is hereby authorized  to honor telephonic or other
PREDESIGNATED                       instructions, without signature guarantee,  from any  person for  the redemption of any
BANK ACCOUNT                        or all shares of Dean  Witter California Tax-Free  Daily  Income Trust held in my (our)
                                    account provided that proceeds  are  transmitted  only  to  the following bank account.
                                    (Absent  its  own negligence, neither Morgan Stanley Dean  Witter  California  Tax-Free
                                    Daily  Income  Trust  nor  Morgan Stanley Dean Witter Trust FSB (the  "Transfer Agent")
                                    shall  be liable for any redemption caused by unauthorized instruction(s)):
Bank Account must be in
same name as shares are
registered                  --------------------------------------------------------------   ----------------------------
                            NAME & BANK ACCOUNT NUMBER                                        BANK'S ROUTING TRASMIT CODE
                                                                                                     (ASK YOUR BANK)
Minimum Amount:
$1,000                      ---------------------------------------------------------------
                            NAME OF BANK

                            ---------------------------------------------------------------
                            ADDRESS OF BANK

                            (       )
                            ---------------------------------------------------------------
                            TELEPHONE NUMBER OF BANK

                                                             SIGNATURE AUTHORIZATION

FOR ALL ACCOUNTS            NOTE: RETAIN A COPY OF THIS DOCUMENT FOR YOUR RECORDS. ANY MODIFICATION OF THE INFORMATION
                            BELOW  WILL REQUIRE AN AMENDMENT TO  THIS FORM. THIS DOCUMENT IS  IN FULL FORCE AND EFFECT
                            UNTIL ANOTHER DULY EXECUTED FORM IS RECEIVED BY THE TRANSFER AGENT.

                            The "Transfer Agent"  is hereby authorized  to act as  agent for the  registered owner  of shares  of Morgan Stanley Dean Witter  California Tax-Free Daily Income Trust (the "Fund")
                            in effecting redemptions of shares and is authorized to recognize the  signature(s)  below in payment of funds resulting from such redemptions on behalf of the  registered owners of such shares. The Transfer Agent  shall be liable  only for its  own negligence and not for default or negligence  of its correspondents, or for losses in  transit.  The  Fund  shall not be liable for any default or negligence of the Transfer Agent.

                            I (we) certify to my (our) legal capacity, or the capacity of the investor named above, to invest in and redeem shares of, and I (we) acknowledge receipt of a current prospectus of,
                            Morgan Stanley Dean Witter California Tax-Free Daily Income Trust and (we) further certify my (our) authority to sign and act for and on behalf of the investor.

                            Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer  identification number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of  a failure  to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to  backup withholding. (Note: You must cross out item  (2)
                            above  if  you  have  been notified  by  IRS  that  you are  currently  subject  to backup withholding because of underreporting interest or dividends on your tax return.)

                            For Individual, Joint and Custodial Accounts for Minors, Check Applicable Box:
                            / / I am a United States Citizen.                     / / I am not a United States Citizen.

                                                  SIGNATURE(S) (IF JOINT TENANTS, ALL MUST SIGN)

Name(s) must be
signed exactly the
same as shown on
lines 1 to 4 on the
reverse side of this
application
                            SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           SIGNATURE MUST BE KEPT WITHIN ABOVE AREA

                            SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           SIGNATURE MUST BE KEPT WITHIN ABOVE AREA

                      SIGNED THIS ___________________  DAY OF ____________________, 19__.

                                         FOR CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER ORGANIZATIONS

                      The following  named  persons  are  currently  officers/trustees/general  partners/other  authorized signatories  of the Registered  Owner, and any __* of them ("Authorized Person(s)") is/are currently authorized under  the applicable  governing document  to  act with  full power  to sell,  assign  or transfer  securities  of the  the Fund  for  the Registered  Owner and  to  execute and  deliver any instrument necessary to effectuate the authority hereby conferred:

                                         NAME/TITLE                                          SIGNATURE
In addition,
complete
Section A or B
below.
                            SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           SIGNATURE MUST BE KEPT WITHIN ABOVE AREA

                            SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           SIGNATURE MUST BE KEPT WITHIN ABOVE AREA

                            SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           SIGNATURE MUST BE KEPT WITHIN ABOVE AREA

                      SIGNED THIS ___________________  DAY OF ____________________, 19__.

                      The Transfer Agent may, without inquiry, act  only upon the instruction of ANY PERSON(S)  purporting to  be (an) Authorized  Person(s) as named in  the Certification Form last  received by the Transfer
                      Agent. The Transfer Agent and the Fund shall not be liable for any claims, expenses (including legal fees) or losses  resulting from  the Transfer  Agent having  acted upon  any instruction  reasonably believed genuine.

                      ----------------------------------------------------------------------------------------------------
                      *INSERT  A NUMBER. UNLESS OTHERWISE INDICATED, THE TRANSFER  AGENT MAY HONOR INSTRUCTIONS OF ANY ONE
                       OF THE PERSONS NAMED ABOVE.

SECTION (A)           NOTE: EITHER A SIGNATURE GUARANTEE OR CORPORATE SEAL IS REQUIRED.
CORPORATIONS AND
INCORPORATED
ASSOCIATIONS ONLY.    I, ______________________, Secretary of the Registered Owner, do hereby  certify that at a meeting on _____________________ at which a  quorum was  present throughout, the Board of Directors of the corporation/the officers of the association duly adopted a resolution, which is in full  force and
SIGN ABOVE AND COM-   effect and in accordance with the Registered Owner's charter and  by-laws,  which  resolution  did
PLETE THIS            the  following:  (1)  empowered   the  above-named   Authorized  Person(s)  to  effect  securities
SECTION               transactions for  the Registered Owner on  the terms described above; (2) authorized the Secretary to certify, from time to time, the names and  titles of  the officers of the Registered  Owner and to notify the  Transfer Agent when changes in office occur;  and  (3) authorized the  Secretary to certify that such  a resolution has been duly  adopted and  will  remain in  full force and effect until the  Transfer Agent  receives a  duly execute amendment to the Certification Form.
SIGNATURE
GUARANTEE**           Witness my hand on behalf of the corporation/association this__________ day of ___________ , 19__.
(or Corporate Seal)

                                                 ------------------------------------------------------------------------
                                                                                Secretary**

                      The undersigned officer (other than the Secretary) hereby certifies that the foregoing  instrument has been signed by the Secretary of the corporation/association.

SIGNATURE
GUARANTEE**
(or Corporate Seal)
                                                 ------------------------------------------------------------------------
                                                    Certifying Officer of the Corporation or Incorporated Association**

SECTION (B) ALL       NOTE: A SIGNATURE GUARANTEE IS REQUIRED.
OTHER
INSTITUTIONAL
INVESTORS                          ---------------------------------------------------------------------------------------
                                                                            Certifying
SIGNATURE                                                    Trustee(s)/General Partner(s)/Other(s)**
GUARANTEE**

SIGN ABOVE AND COM-                ---------------------------------------------------------------------------------------
PLETE THIS SECTION                                                          Certifying
                                                             Trustee(s)/General Partner(s)/Other(s)**

                      ----------------------------------------------------------------------------------------------------
                      **SIGNATURE(S) MUST BE GUARANTEED BY AN ELIBIGLE GUARANTOR

DEALER                Above signature(s) guaranteed. Prospectus has been delivered by undersigned to above-named applicant(s).
(if any)
Completion by
dealer only
                      ------------------------------------------   ------------------------------------------------------
                      Firm Name                                    Office Number-Account Number at Dealer-F/A Number

                      ------------------------------------------   ------------------------------------------------------
                      Address                                      Financial Advisor's Last Name

                      ------------------------------------------   ------------------------------------------------------
                      City, State, Zip Code                        Branch Office

-Registered Trademark- 1999 Morgan Stanley Dean Witter Distributors Inc.

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

                           The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
--------------------------------------------------------------------------------
 GROWTH FUNDS
---------------------------------

GROWTH FUNDS
Aggressive Equity Fund
American Value Fund
Capital Growth Securities
Developing Growth Securities
Equity Fund
Growth Fund
Market Leader Trust
Mid-Cap Growth Fund
Special Value Fund
Value Fund

THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Precious Metals and Minerals Trust

GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas" Portfolio
European Growth Fund
Fund of Funds - International Portfolio
Global Dividend Growth Securities
International SmallCap Fund
Japan Fund
Pacific Growth Fund
--------------------------------------------------------------------------------
 GROWTH AND INCOME FUNDS
---------------------------------
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Fund of Funds - Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund
Value-Added Market Series/Equity Portfolio

THEME FUNDS
Global Utilities Fund
Real Estate Fund
Utilities Fund
--------------------------------------------------------------------------------
 INCOME FUNDS
---------------------------------

GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund (NL)

GLOBAL INCOME FUNDS
World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
--------------------------------------------------------------------------------
 MONEY MARKET FUNDS
---------------------------------

TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund (MM)
U.S. Government Money Market Trust (MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust (MM)
New York Municipal Money Market Trust (MM)
Tax-Free Daily Income Trust (MM)

There may be Funds created after this PROSPECTUS was published. Please consult the inside front cover of a new Fund's PROSPECTUS for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for Short-Term U.S. Treasury Trust, is a Multi-Class Fund, which is a mutual fund offering multiple Classes of shares. The other types of funds are: NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                      PROSPECTUS - APRIL 5, 1999

Additional information about the Fund's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                            WWW.DEANWITTER.COM/FUNDS

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.
Morgan Stanley Dean Witter
                                                             CALIFORNIA TAX-FREE
                                                              DAILY INCOME TRUST

                               [BACK COVER PHOTO]

                                                  A MONEY MARKET FUND THAT SEEKS
                                                   TO PROVIDE AS HIGH A LEVEL OF
                                                DAILY INCOME EXEMPT FROM FEDERAL
                                                 AND CALIFORNIA INCOME TAX AS IS
                                                    CONSISTENT WITH STABILITY OF
                                                         PRINCIPAL AND LIQUIDITY

 TICKER SYMBOL:   DSCXX

(INVESTMENT COMPANY ACT
FILE NO. 811-5554.)

STATEMENT OF ADDITIONAL INFORMATION                                 MORGAN
APRIL 5, 1999                                                       STANLEY
                                                                    DEAN WITTER
                                                                    CALIFORNIA
                                                                    TAX-FREE
                                                                    DAILY INCOME
                                                                    TRUST

--------------------------------------------------------------------------------

    This STATEMENT OF ADDITIONAL INFORMATION is not a PROSPECTUS. The PROSPECTUS (dated April 5, 1999) for the Morgan Stanley Dean Witter California Tax-Free Daily Income Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.

Morgan Stanley Dean Witter
California Tax-Free Daily Income Trust
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I. Fund History........................................................................          4

II. Description of the Fund and Its Investments and Risks..............................          4

  A. Classification....................................................................          4

  B. Investment Strategies and Risks...................................................          4

  C. Investment Objective/Policies/Investment Restrictions.............................         11

III. Management of the Fund............................................................         13

  A. Board of Trustees.................................................................         13

  B. Management Information............................................................         13

  C. Compensation......................................................................         18

IV. Control Persons and Principal Holders of Securities................................         20

V. Investment Management and Other Services............................................         20

  A. Investment Manager................................................................         20

  B. Principal Underwriter.............................................................         21

  C. Services Provided by the Investment Manager and Fund Expenses Paid by Third
   Parties.............................................................................         21

  D. Rule 12b-1 Plan...................................................................         22

  E. Other Service Providers...........................................................         24

VI. Brokerage Allocation and Other Practices...........................................         24

  A. Brokerage Transactions............................................................         24

  B. Commissions.......................................................................         25

  C. Brokerage Selection...............................................................         25

  D. Directed Brokerage................................................................         26

  E. Regular Broker-Dealers............................................................         26

VII. Capital Stock and Other Securities................................................         26

VIII. Purchase, Redemption and Pricing of Shares.......................................         27

  A. Purchase/Redemptions of Shares....................................................         27

  B. Offering Price....................................................................         27

IX. Taxation of the Fund and Shareholders..............................................         29

X. Underwriters........................................................................         32

XI. Calculation of Performance Data....................................................         32

XII. Financial Statements..............................................................         33

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York is the Custodian of the Fund's assets.

"DEAN WITTER REYNOLDS"--Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"DISTRIBUTOR"--Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"FINANCIAL ADVISORS"--Morgan Stanley Dean Witter authorized financial services representatives.

"FUND"--Morgan Stanley Dean Witter California Tax-Free Daily Income Trust, a registered no-load open-end investment company.

"INVESTMENT MANAGER"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DEAN WITTER FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MSDW SERVICES COMPANY"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on April 25, 1988, with the name Dean Witter/Sears California Tax-Free Daily Income Trust. On February 19, 1993, the Fund's name was changed to Dean Witter California Tax-Free Daily Income Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter California Tax-Free Daily Income Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is to provide as high a level of daily income exempt from federal and California income tax as is consistent with stability of principal and liquidity.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies" and "Principal Risks."

    LEASE OBLIGATIONS. Included within the revenue bonds category in which the Fund may invest are participations in lease obligations or installment purchase contracts (collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

    Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

    TAXABLE SECURITIES. The Fund may invest up to 20% of its total assets in taxable money market instruments, repurchase agreements and non-California tax-exempt securities. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment proceeds of sale of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those non-California tax-exempt securities which satisfy the standards established for California tax-exempt securities may be purchased by the Fund.

    The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

    VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals and, on a floating rate obligation, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the Fund to maintain a stable net asset value per share and to sell obligations prior to maturity at a price that is approximately the full principal amount of the obligations. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets the Fund's investment quality requirements.

    INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. The Fund may invest more than 25% of its total assets in industrial development and pollution control bonds (two kinds of tax-exempt Municipal Bonds) whether or not the users of facilities financed by such bonds are in the same industry. In cases where such users are in the same industry, there may be additional risk to the Fund in the event of an economic downturn in such industry, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities.

    PUT OPTIONS. The Fund may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for securities with puts may be higher than the price which otherwise would be paid for the securities. The primary purpose of this practice is to permit the Fund to be fully invested in securities, the interest on which is exempt from Federal and California personal income tax, while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund's policy is, generally, to exercise the puts on their expiration date, when the exercise price is higher than the current market price for the related securities. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to their expiration date in the event the Investment Manager revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Investment Manager considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

    The Fund values securities which are subject to puts at their amortized cost and values the put, apart from the security, at zero. Thus, the cost of the put will be carried on the Fund's books as an unrealized loss from the date of acquisition and will be reflected in realized gain or loss when the put is exercised or expires. Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Trustees. Each dealer will be approved on its own merits and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review, among other things, the ratings, if available, of equity and debt securities of such municipal securities dealers, their reputations in the municipal securities markets, the net worth of such dealers and their efficiency in consummating transactions. Bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. The Trustees have directed the Investment Manager not to enter into put transactions with, and to exercise outstanding puts of, any municipal securities dealer which, in the judgment of the Investment Manager, ceases at any time to present a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could be subsequently recovered from such dealer.

    In Revenue Ruling 82-144, the Internal Revenue Service stated that, under certain circumstances, a purchaser of tax-exempt obligations which are subject to puts will be considered the owner of the obligations for Federal income tax purposes.

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continuously monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the resale price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. Such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934 that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs (as defined under Rule 2a-7 of the Investment Company Act of 1940) . Additionally, Upon an Event of Insolvency (as defined under Rule 2a-7) with respect to the seller, the collateral must qualify the repurchase agreement for preferential treatment under a provision of applicable insolvency law providing an exclusion from any automatic stay of creditors' rights against the seller . In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Fund's investment manager, liquidity or other considerations warrant.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.

    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

    In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

    THE STATE OF CALIFORNIA--SPECIAL INVESTMENT CONSIDERATIONS. The following describes certain risks with respect to municipal obligations of California issuers in which the Fund may invest. This summarized information is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California and other public documents available as of the date of this Statement of Additional Information.

    The Fund will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

    Certain debt obligations held by the Fund may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the State to pay for their operations and services, their ability to pay debt service on obligations held by the Fund may be impaired.

    In 1978, Proposition 13, an amendment to the California Constitution, was approved, limiting real property valuation for property tax purposes and the power of local governments to increase real property tax revenues and revenues from other sources. Legislation adopted after Proposition 13 provided for assistance to local governments, including the redistribution of the then-existing surplus in the General Fund, reallocation of revenues to local governments, and assumption by the State of certain local government obligations. However, more recent legislation reduced such state assistance. There can be no assurance that any particular level of State aid to local governments will be maintained in future years. In NORDLINGER V. HAHN, the United States Supreme Court upheld certain provisions of Proposition 13 against claims that it violated the equal protection clause of the Constitution.

    In 1979, an amendment was passed adding Article XIIIB to the State Constitution. As amended in 1990, Article XIIIB imposes an "appropriations limit" on the spending authority of the State and local government entities. In general, the appropriations limit is based on certain 1978-1979 expenditures, adjusted annually to reflect changes in the cost of living, population and certain services provided by State and local government entities. "Appropriations limit" does not include appropriations for qualified capital outlay projects, certain increases in transportation-related taxes, and certain emergency appropriations.

    If a government entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within two subsequent fiscal years, generally by a tax credit, refund or temporary suspension of tax rates or fee schedules. "Debt service" is excluded from these limitations, and is defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved [by the voters]." In addition, Article XIIIB requires the State Legislature to establish a prudent State reserve, and to require the transfer of 50% of excess revenue to the State School Fund; any amounts allocated to the State School Fund will increase the appropriations limit.

    In June 1982, the voters of California passed two initiative measures to repeal the California gift and inheritance tax laws and to enact, in lieu thereof, California death taxes. California voters also passed an initiative measure to increase, for taxable years commencing on or after January 1, 1982, the amount to account for the effects of inflation. Decreases in State and local revenues in future fiscal years as a consequence of these initiatives may result in reductions in allocations of state revenues to California issuers or in the ability of California issuers to pay their obligations.

    In 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as tax levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by the Proposition 13 amendment, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985, be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1989, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction of the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State of California.

    In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

    In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

    In 1988, State voters approved Proposition 87, which amended Article XVI of the State Constitution to authorize the State Legislature to prohibit redevelopment agencies from receiving any property tax revenues raised by increased property taxes to repay bonded indebtedness of local government which is not approved by voters on or before January 1, 1989. It is not possible to predict whether the State Legislature will enact such a prohibition, nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

    In November 1988, California voters approved Proposition 98. This initiative requires that (i) revenues in excess of amounts permitted to be spent and which would otherwise be returned by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits to be annually increased for any such allocation made in the prior year. Proposition 98 also requires the State of California to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

    Certain tax-exempt securities in which the Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law which could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

    California is the most populous state in the nation with a total population estimated at 32.9 million. The State now comprises 12.3% of the nation's population and 12.5% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, entertainment, real estate, and financial services. After experiencing strong growth throughout much of the 1980s, from 1990-1993 the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. California's economy has been recovering and growing steadily stronger since the start of 1994, to the point where the State's economic growth is outpacing the rest of the nation. The unemployment rate, while still higher than the national average, fell to an average of 5.9% in 1998, compared to over 10% at the worst of the recession. California's economic recovery from the recession is continuing at a strong pace. Recent economic reports indicate that, while the rate of economic growth in California is expected to moderate over the next year, the increases in employment and income may exceed those of the nation as a whole. The unsettled financial situation occurring in certain Asian economies, and its spillover effect elsewhere, may adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

    The Governor signed the 1998-99 Budget Act on August 21, 1998. The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the Governor's May Revision to the 1998-99 Budget and may be overstated in light of the possible effect on California's economic growth of worsening economic problems in various international markets.

    The Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget

Act projects a balance in the SFEU at June 30, 1999 of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes issued in October, 1998.

    The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the Vehicle License Fee (VLF). Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

    The Governor's proposed budget for fiscal year 1999-2000 proposes total State spending of $76.2 billion (excluding the expenditure of federal funds and selected bond funds), which is up 4.1% from the 1998-1999 budget. This total includes $60.5 billion in General Fund spending (a 3.8% increase) and $15.7 in special funds spending. The Governor's proposed budget anticipates a $415 million reserve by the close of the fiscal year. The proposed budget addresses an anticipated funding shortfall of $2.3 billion (which includes funds to rebuild the reserve) through a combination of new state and federal resources, the rescheduling of certain expenditures, under budgeting certain expenditures, spending cutbacks, and savings assumptions.

    As of November 1, 1998, the State had over $18.6 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $5.7 billion remained unissued as of November 1, 1998. At the November 3, 1998 election voters approved a bond measure totaling $9.2 billion for public school construction and renovation, and for higher education facilities. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of November 1, 1998, the State had approximately $6.5 billion of outstanding Lease-Purchase Debt.

    In addition to the general obligation bonds, State agencies and authorities had approximately $24.6 billion aggregate principal amount of revenue bonds and notes outstanding as of September 30, 1998. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.

    Because of the State of California's budget problems, the State's General Obligation bonds were downgraded in July 1994 to A1 from Aa by Moody's, to A from A+ by S&P, and to A from AA by Fitch. Moody's, Fitch and S&P expressed uncertainty in the State's ability to balance its budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and S&P raised their ratings from A to A+. In October, 1997, Fitch raised its rating from A+ to AA- referring to the State's fundamental strengths, the extent of its economic recovery and the return of financial stability. In October 1998, Moody's raised its rating from A1 to Aa3 citing the State's continuing economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves.

    The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

    YEAR 2000. In October 1997 the Governor issued Executive Order W-163-97 stating that Year 2000 solutions would be a State priority and requiring each agency of the State, no later than December 31, 1998, to address Year 2000 problems in their essential systems and protect those systems from corruption by non-compliant systems, in accordance with the Department of Information Technology's

California 2000 Program. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies.

    ORANGE COUNTY. On December 6, 1994, Orange County, California, became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the county to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%. In December, 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998, Fitch assigned outstanding Orange County pension obligation bonds a BBB rating.

    LOS ANGELES COUNTY. Los Angeles County, the nation's largest county, has also experienced financial difficulty. In August 1995 the credit rating of the county's long-term bonds was downgraded for the third time since 1992 as a result of, and among other things, severe operating deficits for the county's health care system. In addition, the county was affected by an ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. In April 1998, the Los Angeles County Chief Administrative Officer proposed an approximately $13.2 billion 1998-99 budget, which would be 5.3% larger than the 1997-98 budget, and which would not require cuts in services and jobs to close a projected deficit. In June 1998, the Los Angeles County Board of Supervisors approved an approximately $13.6 billion 1998-99 budget, reserving the right to make further changes to reflect revenue allocation decisions in the final State budget. In December 1998, Moody's raised the ratings on the County's general obligation bonds to A1 from A2. The City of Los Angeles is the largest city in the county and its general obligation bonds are rated AA by S&P and Aa by Moody's.

    The effect of these various constitutional and statutory amendments and budget developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

C. INVESTMENT OBJECTIVE/POLICIES/INVESTMENT RESTRICTIONS

    The investment objective/policies/restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1. Seek to provide as high a level of daily income exempt from federal and California income tax as is consistent with stability of principal and liquidity.

    The Fund may not:

         1.  Invest in common stock.

         2. Write, purchase or sell puts, calls, or combinations thereof, except that it may acquire rights to resell Municipal Obligations at an agreed upon price and at or within an agreed upon time.

         3. Invest 25% or more of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to Municipal Obligations, including those issued by the State of California or its political subdivisions, or to domestic bank obligations.

         4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

         5. Purchase or sell real estate or interests therein, although the Fund may purchase securities secured by real estate or interests therein.

         6.  Purchase or sell commodities or commodity futures contracts.

         7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

         8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as a fundamental policy, will limit any pledge of its assets to 10% of its net assets so long as shares of the Fund are being sold in those states.

         9. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) purchasing any securities on a when-issued or delayed delivery basis; or (b) borrowing money.

        10. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; and (b) by investment in repurchase agreements.

        11.  Make short sales of securities.

        12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

        13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

        14. Invest for the purpose of exercising control or management of any other issuer.

        15. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

        16. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

        17. With respect to 75% of its total assets, purchase securities of any issuer if, immediately thereafter, more than 5% of the value of its total assets are in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities, or by the State of California or its political subdivisions).

        18. With respect to 75% of its total assets, purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than debt securities issued, or guaranteed as to principal and interest by, the United States Government, its agencies or instrumentalities).

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all of its assets in another mutual fund. The other fund would have substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Seven Trustees (77% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with the Investment Manager. All of the Independent Trustees also serve as Independent Trustees of "Discover Brokerage Index Series," a mutual fund for which the Investment Manager is the investment advisor. Four of the seven Independent Trustees are also Independent Trustees of certain other mutual funds, referred to as the "TCW/DW Funds," for which MSDW Services Company is the manager and TCW Funds Management, Inc. is the investment advisor.

    The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the 84 Morgan Stanley Dean Witter Funds, the 11 TCW/DW Funds and Discover Brokerage Index Series, are shown below.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (58) ...................................  Vice Chairman of Kmart Corporation (since December, 1998);
Trustee                                                 Director or Trustee of the Morgan Stanley Dean Witter
c/o Kmart Corporation                                   Funds; Trustee of Discover Brokerage Index Series;
3100 West Big Beaver Road                               formerly Chairman and Chief Executive Officer of Levitz
Troy, Michigan                                          Furniture Corporation (November, 1995-November, 1998) and
                                                        President and Chief Executive Officer of Hills Department
                                                        Stores (May, 1991-July, 1995); formerly variously
                                                        Chairman, Chief Executive Officer, President and Chief
                                                        Operating Officer (1987-1991) of the Sears Merchandise
                                                        Group of Sears, Roebuck and Co.; Director of Eaglemark
                                                        Financial Services, Inc. and Weirton Steel Corporation.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Charles A. Fiumefreddo* (65) .........................  Chairman, Director or Trustee, President and Chief
Chairman of the Board, President,                       Executive Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee                     Chairman, Chief Executive Officer and Trustee of the
Two World Trade Center                                  TCW/DW Funds; Trustee of Discover Brokerage Index Series;
New York, New York                                      formerly Chairman, Chief Executive Officer and Director of the Investment Manager, the Distributor and MSDW Services
                                                        Company; Executive Vice President and Director of Dean
                                                        Witter Reynolds; Chairman and Director of the Transfer
                                                        Agent; formerly Director and/or officer of various MSDW
                                                        subsidiaries (until June, 1998).

Edwin J. Garn (66) ...................................  Director or Trustee of the Morgan Stanley Dean
Trustee                                                 Witter Funds; Trustee of Discover Brokerage
c/o Huntsman Corporation                                Index Series; formerly United States Senator
500 Huntsman Way                                        (R-Utah) (1974-1992) and Chairman, Senate Banking
Salt Lake City, Utah                                    Committee (1980-1986); formerly Mayor of Salt Lake City,
                                                        Utah (1971-1974); formerly Astronaut, Space Shuttle
                                                        Discovery (April 12-19, 1985); Vice Chairman, Huntsman
                                                        Corporation; Director of Franklin Covey (time management
                                                        systems),BMW Bank of North America, Inc., United Space
                                                        Alliance (joint venture between Lockheed Martin and the
                                                        Boeing Company) and Nuskin Asia Pacific (multilevel
                                                        marketing); member of the board of various civic and
                                                        charitable organizations.

John R. Haire (74) ...................................  Chairman of the Audit Committee and Director or Trustee of
Trustee                                                 the Morgan Stanley Dean Witter Funds; Chairman of the
Two World Trade Center                                  Audit Committee and Trustee of the TCW/DW Funds; Chairman
New York, New York                                      of the Audit Committee and Chairman of the Audit Committee
                                                        and Trustee of Discover Brokerage Index Series; formerly
                                                        Chairman of the Independent Directors or Trustees of the
                                                        Morgan Stanley Dean Witter Funds and the TCW/ DW Funds
                                                        (until June, 1998); formerly President, Council for Aid to
                                                        Education (1978-1989) and Chairman and Chief Executive
                                                        Officer of Anchor Corporation, an investment advisor
                                                        (1964-1978).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Wayne E. Hedien (65) .................................  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                                                 Witter Funds; Trustee of Discover Brokerage Index Series;
c/o Gordon Altman Butowsky                              Director of The PMI Group, Inc. (private mortgage
Weitzen Shalov & Wein                                   insurance); Trustee and Vice Chairman of The Field Museum
Counsel to the Independent Trustees                     of Natural History; formerly associated with the Allstate
114 West 47th Street                                    Companies (1966-1994), most recently as Chairman of The
New York, New York                                      Allstate Corporation (March, 1993-December, 1994) and
                                                        Chairman and Chief Executive Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance Company (July,
                                                        1989-December, 1994); director of various other business
                                                        and charitable organizations.

Dr. Manuel H. Johnson (50) ...........................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                                 consulting firm; Co-Chairman and a founder of the Group of
c/o Johnson Smick International, Inc.                   Seven Council (G7C), an international economic commission;
1133 Connecticut Avenue, N.W.                           Director or Trustee of the Morgan Stanley Dean Witter
Washington, D.C.                                        Funds; Trustee of the TCW/ DW Funds; Trustee of Discover
                                                        Brokerage Index Series; Director of NASDAQ (since June,
                                                        1995); Director of Greenwich Capital Markets, Inc.
                                                        (broker-dealer) and NVR, Inc. (home construction); Chair-
                                                        man and Trustee of the Financial Accounting Foundation
                                                        (oversight organization of the Financial Accounting
                                                        Standards Board); formerly Vice Chairman of the Board of
                                                        Governors of the Federal Reserve System (1986-1990) and
                                                        Assistant Secretary of the U.S. Treasury.

Michael E. Nugent (62) ...............................  General Partner, Triumph Capital, L.P., a private
Trustee                                                 investment partnership; Director or Trustee of the Morgan
c/o Triumph Capital, L.P.                               Stanley Dean Witter Funds; Trustee of the TCW/DW Funds;
237 Park Avenue                                         Trustee of Discover Brokerage Index Series; formerly Vice
New York, New York                                      President, Bankers Trust Company and BT Capital
                                                        Corporation (1984-1988); director of various business
                                                        organizations.

Philip J. Purcell* (55) ..............................  Chairman of the Board of Directors and Chief Executive
Trustee                                                 Officer of MSDW, Dean Witter Reynolds and Novus Credit
1585 Broadway                                           Services Inc.; Director of the Distributor; Director or
New York, New York                                      Trustee of the Morgan Stanley Dean Witter Funds; Trustee
                                                        of Discover Brokerage Index Series; Director and/or
                                                        officer of various MSDW subsidiaries.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
John L. Schroeder (68) ...............................  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                                                 Witter Funds; Trustee of the TCW/DW Funds; Trustee of
c/o Gordon Altman Butowsky                              Discover Brokerage Index Series; Director of Citizens
Weitzen Shalov & Wein                                   Utilities Company; formerly Executive Vice President and
Counsel to the Independent Trustees                     Chief Investment Officer of the Home Insurance Company
114 West 47th Street                                    (August, 1991-September, 1995).
New York, New York

Barry Fink (44) ......................................  Senior Vice President (since March, 1997) and Secretary
Vice President,                                         and General Counsel (since February, 1997) and Director
Secretary and General Counsel                           (since July, 1998) of the Investment Manager and MSDW
Two World Trade Center                                  Services Company; Senior Vice President (since March,
New York, New York                                      1997) and Assistant Secretary and Assistant General
                                                        Counsel (since February, 1997) of the Distributor;
                                                        Assistant Secretary of Dean Witter Reynolds (since August,
                                                        1996); Vice President, Secretary and General Counsel of
                                                        the Morgan Stanley Dean Witter Funds and the TCW/DW Funds
                                                        (since February, 1997); Vice President, Secretary and
                                                        General Counsel of Discover Brokerage Index Series;
                                                        previously First Vice President (June, 1993-February,
                                                        1997), Vice President and Assistant Secretary and
                                                        Assistant General Counsel of the Investment Manager and
                                                        MSDW Services Company and Assistant Secretary of the Mor-
                                                        gan Stanley Dean Witter Funds and the TCW/DW Funds.

Katherine H. Stromberg (50) ..........................  Vice President of the Investment Manager; Vice President
Vice President                                          of various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (53) ................................  First Vice President and Assistant Treasurer of the
Treasurer                                               Investment Manager and MSDW Services Company; Treasurer of
Two World Trade Center                                  the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and
New York, New York                                      Discover Brokerage Index Series.

------------------------
*Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.

    In addition, MITCHELL M. MERIN, President and Chief Operating Officer of Asset Management of MSDW, President, Chief Executive Officer and Director of the Investment Manager and MSDW Services Company, Chairman, Chief Executive Officer and Director of the Distributor and the Transfer Agent, Executive Vice President and Director of Dean Witter Reynolds, and Director of various MSDW subsidiaries, RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, ROBERT S. GIAMBRONE, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, JOSEPH J. MCALINDEN, Executive Vice President and Chief Investment Officer of the

Investment Manager and Director of the Transfer Agent, and PETER M. AVELAR, JONATHAN R. PAGE and JAMES F. WILLISON, Senior Vice Presidents of the Investment Manager, and JOSEPH R. ARCIERI and GERARD J. LIAN, Vice Presidents of the Investment Manager, are Vice Presidents of the Fund.

    In addition, FRANK BRUTTOMESSO, MARILYN K. CRANNEY, LOU ANNE D. MCLNNIS, CARSTEN OTTO and RUTH ROSSI, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, TODD LEBO, Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

    INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so. All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Insurance Committee.

    The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    The Board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expenses reimbursed from the Fund for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees for which services the Fund paid him an additional annual fee of $1,200.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 1998.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,450
Edwin J. Garn.................................................       1,600
John R. Haire.................................................       2,900
Wayne E. Hedien...............................................       1,600
Dr. Manuel H. Johnson.........................................       1,550
Michael E. Nugent.............................................       1,600
John L. Schroeder.............................................       1,600

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1998 for services to the 85 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1998. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. No compensation was paid to the Fund's Independent Trustees by Discover Brokerage Index Series for the calendar year ended December 31, 1998.

    CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                   FOR SERVICE AS
                                                                    CHAIRMAN OF                      TOTAL CASH
                                                                    INDEPENDENT      FOR SERVICE    COMPENSATION
                               FOR SERVICE                           DIRECTORS/          AS         FOR SERVICES
                              AS DIRECTOR OR                        TRUSTEES AND     CHAIRMAN OF         TO
                               TRUSTEE AND                             AUDIT         INDEPENDENT      85 MORGAN
                             COMMITTEE MEMBER    FOR SERVICE AS    COMMITTEES OF    TRUSTEES AND       STANLEY
                               OF 85 MORGAN       TRUSTEE AND        85 MORGAN          AUDIT        DEAN WITTER
                                 STANLEY        COMMITTEE MEMBER      STANLEY       COMMITTEES OF     FUNDS AND
NAME OF                        DEAN WITTER        OF 11 TCW/DW      DEAN WITTER       11 TCW/DW       11 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $120,150           --                 --               --            $120,150
Edwin J. Garn..............       132,450           --                 --               --             132,450
John R. Haire..............       136,450           $66,931           $101,338        $ 14,725         319,444
Wayne E. Hedien............       132,350           --                 --               --             132,350
Dr. Manuel H. Johnson......       128,400            62,331            --               --             190,731
Michael E. Nugent..........       132,450            62,131            --               --             194,581
John L. Schroeder..........       132,450            64,731            --               --             197,181

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 55 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

------------------------
1 An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1998 and by the 55 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 1998, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 1998 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.

   RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS

                                         FOR ALL ADOPTING FUNDS          RETIREMENT BENEFITS       ESTIMATED ANNUAL
                                    ---------------------------------    ACCRUED AS EXPENSES           BENEFITS
                                       ESTIMATED                                                  UPON RETIREMENT(2)
                                    CREDITED YEARS       ESTIMATED      ---------------------     -------------------
                                     OF SERVICE AT     PERCENTAGE OF                BY ALL          FROM     FROM ALL
                                      RETIREMENT         ELIGIBLE       BY THE     ADOPTING         THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE          (MAXIMUM 10)      COMPENSATION      FUND       FUNDS           FUND      FUNDS
----------------------------------  ---------------   ---------------   ------   ------------     --------   --------
Michael Bozic.....................          10             60.44%       $  396   $     22,377      $   997   $ 52,250
Edwin J. Garn.....................          10             60.44           599         35,225          997     52,250
John R. Haire.....................          10             60.44           271        (12,211)(3)    2,455    134,705
Wayne E. Hedien...................           9             51.37           740         41,979          848     44,413
Dr. Manuel H. Johnson.............          10             60.44           240         14,047          997     52,250
Michael E. Nugent.................          10             60.44           421         25,336          997     52,250
John L. Schroeder.................           8             50.37           807         45,117          838     44,343

------------------------
2 Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.
3 This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    As of March 16, 1999, no person owned 5% or more of the outstanding shares of the Fund.

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund, determined as of the close of business on every business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% of the portion of the daily net assets exceeding $3 billion.

    For the fiscal years ended December 31, 1996, 1997 and 1998, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $1,326,761, $1,344,913 and $1,479,199, respectively.

    The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

    The Trustees, including a majority of the Independent Trustees, approved the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement had an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Trustees. At their meeting held on April 30, 1998, the Trustees of the Fund, including a majority of the Independent Trustees, approved the continuation of the Distribution Agreement until April 30, 1999.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND FUND EXPENSES PAID BY THIRD PARTIES

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year thereafter, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees.

D. RULE 12b-1 PLAN

    In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between the Fund and the Distributor, the Distributor provides certain services in connection with the promotion of sales of Fund shares (the "Plan").

    The Plan provides that the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to and expenses of Dean Witter Reynolds' and other selected Broker-Dealers' Financial Advisors and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

    Dean Witter Reynolds Financial Advisors are paid an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record. The residual is a charge which reflects residual commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds' expenses associated with the servicing of shareholders' accounts, including the expenses of operating Dean Witter Reynolds' branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office serving of shareholder accounts.

    The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares. Reimbursement is made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges will be incurred for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expense incurred by the Distributor or other selected dealers pursuant to the Plan, will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to Financial Advisors, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to Financial Advisors may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Investment Manager provides and the Trustees review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.

    The Fund reimbursed $282,477 to the Distributor pursuant to the Plan which amounted to 0.10 of 1% of the Fund's average daily net assets for the fiscal year ended December 31, 1998. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by the Fund to the Distributor for distribution was spent in approximately the following ways: (i) advertising -- $0; (ii) printing and mailing PROSPECTUSES to other than current shareholders -- $0; (iii) compensation to underwriters -- $0; (iv) compensation to dealers -- $0; (v) compensation to sales personnel -- $0; and
(vi) other, which includes payments to Dean Witter Reynolds for expenses substantially all of which relate to compensation of sales personnel and other associated overhead expenses -- $282,477. No payments under the Plan were made for interest, carrying or other financing charges.

    Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

    Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the incremental distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore;
(2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the most recent continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to implement the Fund's method and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

E. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Dean Witter Trust FSB is the transfer agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

(2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market.

Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    During the fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid no such brokerage commissions or concessions.

B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e. Certificates of Deposit and Bankers' Acceptances) and Commercial Paper (not including Tax-Exempt Municipal Paper). The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

    During the fiscal years ended December 31, 1996, 1997 and 1998, the Fund did not effect any principal transactions with Dean Witter Reynolds.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid no brokerage commissions to an affiliated broker or dealer.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

    Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of the Fund in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Fund's transactions will be directed to a broker which sells shares of the Fund to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.

D. DIRECTED BROKERAGE

    During the fiscal year ended December 31, 1998, the Fund did not pay any brokerage commissions to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

    During the fiscal year ended December 31, 1998, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 1998, the Fund did not own any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    REDEMPTIONS. A check drawn by a shareholder against his or her account in the Fund constitutes a request for redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. If a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Fund's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.

B. OFFERING PRICE

    The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

    The Fund utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The Fund utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

    The use of the amortized cost method to value the portfolio securities of the Fund and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two method of valuation.

    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

    A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a rated security with a remaining maturity of 397 calendar days or less that has received a rating from the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) An Unrated Security that is of comparable quality to a security meeting the requirements of (1) above, as determined by Trustees; (iii) In addition, in the case of a security that is subject to a Demand Feature or Guarantee: (A) The Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, unless: (1) the Guarantee is issued by a person that directly or indirectly, controls, is controlled by or is under a common control with the issuer of the security subject to the Guarantee (other than a sponsor or a Special Purpose Entity with respect to an Asset Backed Security: (2) the security subject to the Guarantee is a repurchase agreement that is Collateralized Fully; or (3) the Guarantee itself is a Government Security and
(B) the issuer of the Demand Feature, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee (if such substitution is permissible under the terms of the Demand Feature or Guarantee). The Fund will limit its investments to securities that meet the requirements for Eligible Securities.

    As permitted by the Rule, the Trustees have delegated to the Fund's Investment Manager the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

    Also, as required by the Rule, the Fund will limit its investments in securities, other than Government securities, so that, at the time of purchase:
(a) except as further limited in (b) below with regard to certain securities, with respect to 75% of its total assets no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Fund's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

    The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

    The Rule further requires that the Fund limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

    If the Trustees determine that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Fund of any such change.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make three basic types of distributions: tax exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any ordinary income or capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

    In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

    All or a portion of any of the Fund's gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

    The Fund intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

    Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short term capital gains.

    After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Income Tax Regulation 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

CALIFORNIA STATE TAX

    To the extent that dividends are derived from interest on California tax-exempt securities and on certain U.S. government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local issues or in U.S. obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents which will be exempt from California personal income taxes. Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal income alternative minimum tax purposes.

    For California personal income tax purposes, the shareholders of the Fund will not be subject to tax, or receive a credit for taxes paid by the Fund, on undistributed capital gains, if any. Under the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for state personal income tax purposes.

    The foregoing relates to federal income taxation and to California personal income taxation as in effect as of the date of the Prospectus. Distributions from interest income and capital gains, including exempt-interest dividends, may be subject to California franchise taxes if received by a corporation doing business in California, to state taxes in states other than California and to local taxes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    The Fund's current yield for the seven days ending December 31, 1998 was 2.62%. The effective annual yield on December 31, 1998 was 2.66% assuming daily compounding.

    The Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    The Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Fund and changes in interest rates on such investments, but also on changes in the Fund's expenses during the period.

    Yield information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Fund's yield fluctuates.

    Based upon a combined Federal and California personal income tax bracket of 45.22%, the Fund's tax-equivalent yield for the seven days ending December 31, 1998, was 4.78%.

    Tax-equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax-exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding the sum of all distributions on 10,000, 50,000 or 100,000 shares of the Fund since inception to $10,000, $50,000 and $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $14,018, $70,090 and $140,180, respectively, at December 31, 1998.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 1998 are included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, and on the authority of that firm as experts in auditing and accounting.

                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

PRINCIPAL
AMOUNT IN                                                                                  COUPON  DEMAND
THOUSANDS                                                                                  RATE+   DATE*       VALUE
-----------------------------------------------------------------------------------------------------------------------
           CALIFORNIA TAX-EXEMPT SHORT-TERM VARIABLE RATE MUNICIPAL OBLIGATIONS (66.5%)
$ $4,920   Alameda-Contra Costa Schools Financing Authority, Capital Improvements Ser F
             COPs........................................................................  3.75%  01/08/99  $ 4,920,000
   2,000   California Economic Development Financing Authority, California Independent
             System Operator Corp 1998 Ser C.............................................  5.15   01/04/99    2,000,000
           California Educational Facilities Authority,
  10,300     California Institute of Technology Ser 1994.................................  3.65   01/08/99   10,300,000
   8,275     Stanford University Ser L-2.................................................  3.65   01/08/99    8,275,000
           California Health Facilities Financing Authority,
   4,780     Catholic Healthcare West 1997 Ser B (MBIA)..................................  3.60   01/08/99    4,780,000
   6,000     Children's Hospital of Orange County Ser 1991 (MBIA)........................  3.60   01/08/99    6,000,000
   8,000     Memorial Health Services 1994 Ser...........................................  3.90   01/08/99    8,000,000
   9,400     St Francis Medical Center 1995 Ser E (MBIA).................................  3.30   01/08/99    9,400,000
   2,275     St Joseph Health System Ser 1985A...........................................  5.10   01/08/99    2,275,000
           California Pollution Control Financing Authority,
   1,000     Chevron USA Inc Ser 1983....................................................  3.10   11/15/99    1,000,345
   5,000     Chevron USA Inc Ser 1984B...................................................  3.70   06/15/99    5,000,901
  13,800     Pacific Gas & Electric Co 1996 Ser F & 1997 Ser A...........................  5.00   01/04/99   13,800,000
  10,000   California Public Capital Improvements Financing Authority, Pooled Ser 1988
             C...........................................................................  3.10   03/15/99   10,000,000
           California Statewide Communities Development Authority,
   3,500     House Ear Institute 1993 Ser A COPs.........................................  5.00   01/04/99    3,500,000
   5,000     St Joseph Health System COPs................................................  3.80   01/08/99    5,000,000
  10,000   Foothill/Eastern Transportation Corridor Agency, Toll Road Ser 1995C..........  3.60   01/08/99   10,000,000
   8,100   Los Angeles, Multi-family 1985 Ser K..........................................  3.50   01/08/99    8,100,000
   5,000   Los Angeles County Metropolitan Transportation Authority, Prop C Sales Tax
             Refg Ser 1993-A (MBIA)......................................................  3.75   01/08/99    5,000,000
  12,000   Metropolitan Water District of Southern California, Water 1997 Ser B & C......  3.65   01/08/99   12,000,000
   5,000   Monterey County Financing Authority, 1995 Ser A...............................  3.70   01/08/99    5,000,000
   9,500   Newport Beach, Hoag Memorial Hospital/Presbyterian 1996 Ser A & C.............  5.10   01/04/99    9,500,000
   5,000   Oakland Joint Powers Financing Authority, 1998 Ser A-2 (FSA)..................  3.65   01/08/99    5,000,000
   6,000   Rancho California Water District Financing Authority, Ser 1998A (FGIC)........  3.75   01/08/99    6,000,000
   7,840   Sacramento County, Administration Center & Courthouse Ser 1990 COPs...........  3.70   01/08/99    7,840,000
   3,800   San Bernardino County, 1996 County Center Refinancing COPs....................  3.75   01/08/99    3,800,000
   5,075   San Jacinto Unified School District, 1997 COPs (FSA)..........................  3.70   01/08/99    5,075,000
   7,000   Southern California Public Power Authority, Transmission Refg Sub 1991 Ser
             (AMBAC).....................................................................  3.65   01/08/99    7,000,000

           PUERTO RICO
  10,000   Puerto Rico Highway & Transportation Authority, Transportation 1998 Ser A
             (AMBAC).....................................................................  3.50   01/08/99   10,000,000
                                                                                                            -----------

           TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM VARIABLE RATE MUNICIPAL OBLIGATIONS
           (AMORTIZED COST $188,566,246 ).................................................................  188,566,246
                                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

                                                                                                            YIELD
                                                                                                            TO
                                                                                                            MATURITY
                                                                                                             ON
PRINCIPAL                                                                                                   DATE
AMOUNT IN                                                                                  COUPON MATURITY   OF
THOUSANDS                                                                                  RATE     DATE    PURCHASE    VALUE
------------------------------------------------------------------------------------------------------------------------------
           CALIFORNIA TAX-EXEMPT COMMERCIAL PAPER (25.8%)
$  4,000   California Pollution Control Financing Authority, Southern California Edison
             Co Ser 1985 A...............................................................  2.80%  02/17/99  2.80%  $ 4,000,000
   4,800   Contra Costa Water District, Ser A............................................  2.85   03/10/99  2.85     4,800,000
           East Bay Municipal Utility District,
   4,500     Water.......................................................................  3.00   02/09/99  3.00     4,500,000
   4,700     Water.......................................................................  3.00   02/11/99  3.00     4,700,000
   3,500     Water.......................................................................  2.80   02/23/99  2.80     3,500,000
           Los Angeles,
   4,000     Wastewater Ser 1997.........................................................  2.75   02/24/99  2.75     4,000,000
   3,500     Wastewater Ser 1997.........................................................  2.90   02/24/99  2.90     3,500,000
   3,500   Los Angeles County Metropolitan Transportation Authority, Sales Tax Ser A.....  2.70   03/09/99  2.70     3,500,000
           San Diego,
   5,000     San Diego Gas & Electric Co 1995 Ser B......................................  2.75   02/18/99  2.75     5,000,000
   4,000     San Diego Gas & Electric Co 1995 Ser A......................................  2.80   02/25/99  2.80     4,000,000
   5,300   San Diego County Regional Transportation Commission, Ser A....................  3.10   01/20/99  3.10     5,300,000
           San Diego County Water Authority,
   2,500     Ser # 1.....................................................................  3.05   01/21/99  3.05     2,500,000
   3,700     Ser # 1.....................................................................  2.85   02/08/99  2.85     3,700,000
   6,000     Ser # 1.....................................................................  2.90   04/08/99  2.90     6,000,000
           San Joaquin County Transportation Authority,
   5,000     Sales Tax Ser 1997..........................................................  2.70   01/28/99  2.70     5,000,000
   4,000     Sales Tax Ser 1997..........................................................  2.85   03/05/99  2.85     4,000,000

           PUERTO RICO
   5,000   Puerto Rico Government Development Bank, Ser 1996.............................  2.75   03/09/99  2.75     5,000,000
                                                                                                                   -----------

           TOTAL CALIFORNIA TAX-EXEMPT COMMERCIAL PAPER
           (AMORTIZED COST $73,000,000).........................................................................    73,000,000
                                                                                                                   -----------

           CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL NOTES (8.2%)
   5,000   Alameda County, Ser 1998-99 TRANs dtd 07/08/98................................  4.50   07/07/99  3.60     5,022,245
   5,000   California School Cash Reserve Program Authority,
             1998 Pool Ser dtd 07/02/98..................................................  4.50   07/02/99  3.74     5,018,250
   5,000   Fresno County, 1998-99 TRANs, dtd 07/02/98....................................  4.00   07/01/99  3.59     5,009,796
   5,000   Marin County, 1998-99 TRANs, dtd 07/01/98.....................................  4.50   06/30/99  3.55     5,022,599
   3,000   San Francisco Unified School District, 1998 TRANs, dtd 09/03/98...............  4.50   09/22/99  3.40     3,023,224
                                                                                                                   -----------

           TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL NOTES
           (AMORTIZED COST $23,096,114).........................................................................    23,096,114
                                                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED


                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
(AMORTIZED COST $284,662,360) (a).........................................................  100.5 % $$284,662,360

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.5)     (1,280,010)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 283,382,350
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

COPs   Certificates of Participation.
TRANs  Tax Revenue Anticipation Notes.
  +    Rate shown is the rate in effect at December 31, 1998.
  *    Date on which the principal amount can be recovered through demand.
 (a)   Cost is the same for federal income tax purposes.

BOND INSURANCE:
AMBAC  AMBAC Indemnity Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS:
Investments in securities, at value
  (amortized cost $284,662,360)...............................................................  $284,662,360
Interest receivable...........................................................................     1,419,665
Prepaid expenses and other assets.............................................................        17,677
                                                                                                ------------

     TOTAL ASSETS.............................................................................   286,099,702
                                                                                                ------------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.................................................     2,326,364
    Investment management fee.................................................................       123,265
    Plan of distribution fee..................................................................        24,653
Payable to bank...............................................................................       153,669
Accrued expenses and other payables...........................................................        89,401
                                                                                                ------------

     TOTAL LIABILITIES........................................................................     2,717,352
                                                                                                ------------

     NET ASSETS...............................................................................  $283,382,350
                                                                                                ------------
                                                                                                ------------

COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $283,382,247
Accumulated undistributed net investment income...............................................           103
                                                                                                ------------

     NET ASSETS...............................................................................  $283,382,350
                                                                                                ------------
                                                                                                ------------

NET ASSET VALUE PER SHARE,
  283,382,247 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE)..............         $1.00
                                                                                                ------------
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

NET INVESTMENT INCOME:

INTEREST INCOME...............................................................................  $  9,448,988
                                                                                                ------------

EXPENSES
Investment management fee.....................................................................     1,479,199
Plan of distribution fee......................................................................       282,477
Transfer agent fees and expenses..............................................................       166,544
Professional fees.............................................................................        44,750
Shareholder reports and notices...............................................................        40,315
Trustees' fees and expenses...................................................................        18,919
Custodian fees................................................................................        14,971
Registration fees.............................................................................         7,635
Other.........................................................................................        10,420
                                                                                                ------------

     TOTAL EXPENSES...........................................................................     2,065,230
Less: expense offset..........................................................................       (14,958)
                                                                                                ------------

     NET EXPENSES.............................................................................     2,050,272
                                                                                                ------------

NET INVESTMENT INCOME.........................................................................  $  7,398,716
                                                                                                ------------
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE YEAR       FOR THE YEAR
                                                                              ENDED              ENDED
                                                                        DECEMBER 31, 1998  DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.................................................  $      7,398,716   $      7,497,660

Dividends from net investment income..................................        (7,398,744 )       (7,497,664 )

Net increase (decrease) from transactions in shares of beneficial
  interest............................................................        (3,618,367 )       27,410,403
                                                                        -----------------  -----------------

     NET INCREASE (DECREASE)..........................................        (3,618,395 )       27,410,399

NET ASSETS:
Beginning of period...................................................       287,000,745        259,590,346
                                                                        -----------------  -----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $103 AND $131,
    RESPECTIVELY).....................................................  $    283,382,350   $    287,000,745
                                                                        -----------------  -----------------
                                                                        -----------------  -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter California Tax-Free Daily Income Trust (the "Fund"), formerly Dean Witter California Tax-Free Daily Income Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of daily income which is exempt from federal and California income tax, consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on April 25, 1988 and commenced operations on July 22, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to shareholders as of the close of each business day.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of the daily net assets exceeding $3 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor and other broker-dealers under the Plan: (1) compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended December 31, 1998, the distribution fee was accrued at the annual rate of 0.10%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended December 31, 1998 aggregated $568,354,080 and $569,680,000, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $9,100.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,981. At December 31, 1998, the Fund had an accrued pension liability of $51,038 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                             FOR THE YEAR         FOR THE YEAR
                                                ENDED                ENDED
                                          DECEMBER 31, 1998    DECEMBER 31, 1997
                                          ------------------   ------------------
Shares sold.............................       526,385,736          504,677,431
Shares issued in reinvestment of
 dividends..............................         7,398,744            7,497,664
                                          ------------------   ------------------
                                               533,784,480          512,175,095
Shares repurchased......................      (537,402,847)        (484,764,692)
                                          ------------------   ------------------
Net increase (decrease) in shares
 outstanding............................        (3,618,367)          27,410,403
                                          ------------------   ------------------
                                          ------------------   ------------------

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                       FOR THE YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------------------------------
                                    1998             1997             1996             1995           1994
-------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:

Net asset value, beginning of
 period.......................  $       1.00     $       1.00     $       1.00     $       1.00     $    1.00
                                ------------     ------------     ------------     ------------     ---------

Net income from investments
 operations...................         0.025            0.028            0.026            0.030         0.021

Less dividends from net
 investment income............        (0.025)          (0.028)          (0.026)          (0.030)       (0.021)
                                ------------     ------------     ------------     ------------     ---------

Net asset value, end of
 period.......................  $       1.00     $       1.00     $       1.00     $       1.00     $    1.00
                                ------------     ------------     ------------     ------------     ---------
                                ------------     ------------     ------------     ------------     ---------

TOTAL RETURN..................          2.54%            2.83%            2.68%            3.04%         2.17%

RATIOS TO AVERAGE NET ASSETS:
Expenses......................          0.70%(1)         0.72%(1)         0.72%(1)         0.75%(1)      0.72%

Net investment income.........          2.50%            2.79%            2.63%            3.00%         2.13%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands....................      $283,382         $287,001         $259,590         $254,376      $217,079

---------------------

(1)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter California Tax-Free Daily Income Trust (the "Fund"), formerly Dean Witter California Tax-Free Daily Income Trust, at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 5, 1999

                      1998 FEDERAL TAX NOTICE (UNAUDITED)

       For the year ended December 31, 1998, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.